Exhibit 10.3
EXECUTION COPY
AMENDMENT NO. 2 TO
EMPLOYMENT AGREEMENT
THIS AMENDMENT NO. 2 (the “Amendment”), dated as of February 21, 2024, to the Amended and Restated Employment Agreement entered into as of February 22, 2021, as amended by Amendment No. 1 thereto, dated as of May 3, 2022 (as amended, the “Employment Agreement”), is made by and between MFA Financial, Inc. (the “Company”) and Craig L. Knutson (“Executive”).
WITNESSETH:
WHEREAS, the Company and Executive desire to amend the Employment Agreement.
NOW, THEREFORE, the Company and Executive agree as follows:
1.Section 5(d)(iii)(B) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:
“(B)    Any equity award that is subject to vesting based on the achievement of performance goals shall vest in accordance with the terms and conditions applicable to such award, determined as though the Executive remained actively employed through the end of the applicable performance period, provided that (I) such award shall become vested as of the Executive’s date of termination with respect to the target number of shares subject to such award if the Executive’s date of termination occurs within 12 months following a Change of Control and (II) such award shall become vested as of the date of the Change of Control with respect to the target number of shares subject to such award if a Change of Control occurs following the Executive’s date of termination and prior to the last day of the applicable performance period.”
2.Except as hereinabove modified and amended, the Employment Agreement shall remain in full force and effect.
3.This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.
                    MFA FINANCIAL, INC.

By:    /s/ Robin Josephs                    Name: Robin Josephs
                        Title: Director and Chair, Compensation
                            Committee

                    EXECUTIVE:

    /s/ Craig L. Knutson                                                Craig L. Knutson